DREYFUS INSURED MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this report on the Dreyfus Insured Municipal Bond Fund, Inc. for the 12-month period ended April 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 8.31%,* and a tax-free distribution rate per share of 4.76%.** This compares with a 9.30% total return for the Lehman Brothers Municipal Bond Index during the same period.***
THE ECONOMY
      The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March
 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
      Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended March 31, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.
      Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new-home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U. S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.
      The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.
MARKET ENVIRONMENT
      Few periods in recent memory could have been viewed as more favorable for the fixed income markets than your Fund's most recent fiscal year.
Steady, moderate economic growth, a low level of inflation, generally declining industrial commodity prices and a strengthening currency all contributed to create an overall friendly climate for the bond market. Along the way, however, there were periodic bouts of volatility arising from more uncertain themes which surfaced. Early out, on the heels of the Federal Reserve's move to raise interest rates just prior to the start of the fiscal year, yields rose to the highest level of the entire period as concerns mounted that continued subdued inflation in the face of overly tight labor markets was unsustainable. These anxieties were quickly allayed by the evolution of a school of thought based on a belief in a "new paradigm" of economic discipline which held that the economy could grow above what the consensus held was its capacity without a commensurate increase in inflation due to technological advances in the workplace which increased worker productivity, as well as global competition from emerging market nations which limited pricing power domestically. As these perceptions gathered momentum among market participants, prices advanced sharply into July when Fed Chairman Alan Greenspan sought to dampen the market's exuberance in his semi-annual Humphrey Hawkins testimony before Congress by calling into question this view compared to the weight of evidence posed by recent economic history. His comments succeeded in forcing yields to adjust to higher levels in the weeks that followed, which more adequately reflected the capacity constraints confronting the economy.
      The rise was short-lived, however, and relatively mild in nature as attention soon shifted to a series of economic crises rolling through several emerging market economies of Southeast Asia, which culminated in the formal devaluations of the currencies of Thailand, Malaysia and Indonesia. As concerns mounted over the potential deflationary impact these events would have around the globe, bond prices began to rise and investors began to accumulate fixed income securities. Toward the end of 1997, as it became increasingly apparent that the larger, more established Asian economies such as Japan and South Korea were not immune to these difficulties, the scope of the problem expanded and the demand for the "safe haven" of U.S. fixed income securities pushed yields to their lowest levels of the entire period in January 1998.
      Since then, prices of fixed income securities have been confined to a relatively narrow range whose extremes are determined by the vacillation of market sentiment between the poles of this debate - on the one hand, the question of how long the United States can maintain above-trend economic growth without significant inflation, and on the other, the degree to which the deflationary impulse emanating from Asia will subdue domestic growth going forward. As the Fund's fiscal year drew to a close, a more constructive view of the market gathered additional support. It became increasingly apparent that the Government's future borrowing needs would be significantly curtailed by higher than forecast tax receipts resulting from the robust level of domestic growth.
      While buoyed by the same factors throughout the fiscal year, municipal bonds underperformed their taxable counterparts on a relative basis. A comparison of the movements of the yield of the 30-year U.S. Treasury Bond and the Bond Buyer's 25 Bond Revenue Bond Index illustrates this point clearly. For the year, Treasury yields declined by 100 basis points (1.00%) to close the year at 5.95%, while the Revenue Index fell by 49 basis points (0.49%) to close at 5.52%. The reason for this was that during the early strength of the markets, municipals were supported by a formidable supply/demand dynamic which pushed tax exempt yields to levels which, when viewed as a percentage of taxable yields, were relatively expensive by historical standards. Consequently, as taxable yields declined over the period, tax exempt yields moved in a similar though more restrained fashion. This relative underperformance during the course of the year now places municipal bonds in a relatively inexpensive light versus taxable alternatives.

PORTFOLIO OVERVIEW
      In managing your Fund's assets in such an environment, a decidedly constructive posture was maintained. While trading activity sought to adjust portfolio structure to the changing sentiments which drove prices, in general we strove to create a vehicle that was more responsive to a declining interest rate environment. During those periods when volatility increased and prices retreated, emphasis was placed on accumulating securities bearing strong income characteristics and minimal levels of principal volatility. As prices advanced, our purchasing focus shifted to those securities whose principal values would most closely mirror the anticipated appreciation of the market in general. Throughout the process we continued to work to enhance the liquidity and performance characteristics of the Fund by extending the optional redemption provisions of the securities held in the Portfolio and improving their underlying creditworthiness.
      As can be seen by the graph which accompanies this report, for the most recent reporting period the Fund underperformed the Lehman Brothers Municipal Bond Index. There were two reasons for this: First, all the securities held in your Fund are insured by a triple "A" rated guarantor, while the Lehman Index contains lesser rated securities whose yields are higher in order to compensate bond holders for the heightened degree of credit risk they are incurring. Second, the Index is just that, an index. Unlike a mutual fund, it does not incur fees and expenses that will, over time, impact performance.
      We appreciate your investment in the Dreyfus Insured Municipal Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.
                                  Very truly yours,

                          [Richard J. Moynihan signature logo]

                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
May 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***SOURCE: LEHMAN BROTHERS: - Unlike the Fund, the Lehman Brothers Municipal Bond Index is a widely accepted unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. However, the bonds in the Index generally are not insured.

Dreyfus Insured Municipal Bond Fund, Inc.                    April 30, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INSURED MUNICIPAL BOND FUND, INC.
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

Dollars
$22,016
Lehman Brothers
Municipal Bond Index*
$19,755
Dreyfus Insured
Municipal Bond
Fund, Inc.
*Source: Lehman Brothers
Average Annual Total Returns

                        One Year Ended               Five Years Ended              Ten Years Ended
                        April 30, 1998                April 30, 1998                April 30, 1998
                     ____________________          ____________________      __________________________
                            8.31%                         4.50%                         7.04%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Insured Municipal Bond Fund, Inc. on 4/30/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in municipal securities which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report. Neither Fund shares nor the market value of its portfolio securities are insured.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                     APRIL 30, 1998
                                                                                                  Principal
Long-Term Municipal Investments-100.0%                                                              Amount          Value
                                                                                                 _____________  _____________
California-9.3%
Contra Costa County, COP, Refunding (Merrithew Memorial Hospital Project)
  5.375%, 11/1/2017 (Insured; MBIA).........................................                    $    2,435,000 $    2,454,748
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
  6%, 7/1/2020 (Insured; MBIA)..............................................                         3,865,000      4,112,360
San Francisco City and County Airports Commission, International Airport
Revenue
  6.10%, 5/1/2025 (Insured; FGIC)...........................................                         8,240,000      8,803,863
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
Refunding
    Zero Coupon, 1/15/2031 (Insured; MBIA)..................................                        10,000,000      1,711,700
Colorado-3.7%
E-470 Public Highway Authority, Revenue, Refunding
  Zero Coupon, 9/1/2016 (Insured; MBIA).....................................                         6,550,000      2,461,228
Goldsmith Metropolitan District, Refunding 6.125%, 12/1/2012 (Insured; MBIA)                         4,000,000      4,254,560
Delaware-3.5%
Delaware Economic Development Authority, Revenue:
  Gas Facilities (Delmarva Power & Light) 7.30%, 7/1/2021 (Insured; FGIC)...                         1,000,000      1,090,430
  Water (United Water Delaware Inc., Project) 6.20%, 6/1/2025 (Insured; AMBAC)                       5,000,000      5,350,650
District of Columbia-2.4%
District of Columbia, Revenue, Refunding (Howard University)
  5.75%, 10/1/2013 (Insured; MBIA)..........................................                         4,130,000      4,331,090
Florida-1.3%
Florida Housing Finance Agency, SFMR, Refunding
  6.65%, 7/1/2026 (Insured; MBIA)...........................................                           805,000        860,271
Lee County, Solid Waste System Revenue 7%, 10/1/2011 (Insured; MBIA)........                         1,420,000      1,540,104
Georgia-1.4%
Albany, Sewer System Revenue, Refunding 5.50%, 7/1/2016 (Insured; MBIA).....                         2,500,000      2,579,850
Idaho-.5%
Idaho Building Authority, Building Revenue 5%, 9/1/2021 (Insured; MBIA).....                         1,000,000        963,910
Illinois-5.3%
Carbondale, HR, Refunding (Southern Illinois Hospital Services)
  6.875%, 3/1/2015 (Insured; MBIA)..........................................                         1,000,000      1,014,640
Chicago O'Hare International Airport, Special Facility Revenue, Refunding
  (International Terminal) 6.50%, 1/1/2018 (Insured; FGIC)..................                         1,750,000      1,801,573
Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue
  (McCormick Place Expansion Project) 6.50%, 6/15/2027 (Insured; FGIC)......                         6,375,000      6,998,411
Kentucky-6.0%
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain
System Revenue,
  Refunding:
    6.25%, 5/15/2026 (Insured; MBIA)........................................                         4,200,000      4,588,878
    4.75%, 5/15/2028 (Insured; FGIC)........................................                         7,000,000      6,385,190

Dreyfus Insured Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                        April 30, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Louisiana-1.0%
Louisiana Public Facilities Authority, HR (Our Lady of the Lake Regional Medical Center)
  5.90%, 12/3/2021 (Insured; FSA)...........................................                    $    1,700,000 $    1,760,792
Massachusetts-3.4%
Massachusetts Education Loan Authority, Education Loan Revenue:
  7.60%, 1/1/2003 (Insured; MBIA)...........................................                           675,000        716,486
  7.65%, 1/1/2004 (Insured; MBIA)...........................................                           775,000        823,205
Massachusetts Educational Financing Authority, Education Loan Revenue
  5.125%, 12/1/2014 (Insured; MBIA).........................................                         2,700,000      2,627,829
Massachusetts Housing Finance Agency, Housing Revenue (Rental-Mortgage)
  6.50%, 7/1/2025 (Insured; AMBAC)..........................................                         1,000,000      1,068,940
Massachusetts Port Authority, Special Facilities Revenue (US Air Project)
  5.75%, 9/1/2016 (Insured; MBIA)...........................................                         1,000,000      1,040,220
Michigan-3.0%
Kalamazoo Hospital Finance Authority, Hospital Facilities Revenue (Borgess
Medical Center)
  5.625%, 6/1/2014 (Insured; AMBAC).........................................                         3,700,000      3,842,635
Michigan Housing Development Authority, LOR (Greenwood Villa Project)
  6.50%, 9/15/2007 (Insured; FSA)...........................................                         1,500,000      1,611,270
Missouri-3.2%
Kansas City Municipal Assistance Corp., Leasehold Revenue, Refunding (Roe
Bartle):
  5.125%, 4/15/2015 (Insured; MBIA).........................................                         1,000,000        987,160
  5%, 4/15/2020 (Insured; MBIA).............................................                         5,000,000      4,825,450
Montana-1.3%
Forsyth, PCR, Refunding (Puget Sound, Power & Light Co.)
  7.25%, 8/1/2021 (Insured; AMBAC)..........................................                         2,250,000      2,453,940
Nevada-2.0%
Reno, HR (Saint Mary's Hospital) 7.75%, 7/1/2015 (Insured; BIGI)
  (Prerefunded 11/1/2000) (a)...............................................                         1,345,000      1,446,036
Washoe County, Gas Facilities Revenue (Sierra Pacific Power Co. Project)
  6.70%, 11/1/2032 (Insured; MBIA)..........................................                         2,000,000      2,173,520
New Jersey-5.6%
New Jersey Economic Development Authority, PCR (Public Service Electric & Gas
Co.)
  6.40%, 5/1/2032 (Insured; MBIA)...........................................                         7,600,000      8,176,764
New Jersey Health Care Facilities Financing Authority, Revenue, Refunding
  (Jersey Shore Medical Center) 6.25%, 7/1/2021 (Insured; AMBAC)............                           100,000        108,700
New Jersey Housing and Mortgage Finance Agency, Revenue:
  Home Buyer 6.20%, 10/1/2025 (Insured; MBIA)...............................                         1,995,000      2,096,625
  Home Mortgage 9.125%, 4/1/2015 (Insured; MBIA)............................                             5,000          5,012

Dreyfus Insured Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                        April 30, 1998
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
New York-15.9%
Albany Airport Authority, Airport Revenue 5.375%, 12/15/2017 (Insured; FSA).                    $    1,250,000 $    1,248,413
Buffalo Municipal Water Finance Authority, Water System Revenue, Refunding
  5%, 7/1/2017 (Insured; FGIC)..............................................                         3,795,000      3,672,042
New York State Dormitory Authority, Revenue:
  (Beth Israel Medical Center) 6%, 11/1/2015 (Insured; MBIA)................                         8,395,000      8,932,448
  (Mount Sinai Medical School) 5.15%, 7/1/2024 (Insured; MBIA)..............                         2,500,000      2,470,075
  Refunding:
    (Siena College) 5.70%, 7/1/2017 (Insured; MBIA).........................                         3,585,000      3,755,574
    (University of Rochester) 5%, 7/1/2027 (Insured; MBIA)..................                         1,000,000        952,780
New York State Energy, Research and Development Authority, Facilities Revenue
  (Con Edison Co.-New York, Inc.) 6.375%, 12/1/2027 (Insured; MBIA).........                         3,000,000      3,188,280
New York State Medical Care Facilities Finance Agency, Revenue (Long-Term
Healthcare)
  6.50%, 11/1/2015 (Insured; FSA)...........................................                         4,655,000      5,061,056
North Dakota-2.1%
Mercer County, PCR, Refunding (Montana-Dakota Utilities Co. Project)
  6.65%, 6/1/2022 (Insured; FGIC)...........................................                         3,500,000      3,804,675
Pennsylvania-2.8%
Beaver County Industrial Development Authority, PCR, Refunding
  (Ohio Edison Co./Mansfield) 7%, 6/1/2021 (Insured; FGIC)..................                         3,000,000      3,245,190
Chester County Health and Educational Facilities Authority, Health System
Revenue
  (Jefferson Health System) 5.125%, 5/15/2018 (Insured; AMBAC)..............                         2,000,000      1,935,480
Rhode Island-2.5%
Rhode Island Housing and Mortgage Finance Corp., SFMR
  9.30%, 7/1/2004 (Insured; FGIC)...........................................                            15,000         15,022
Rhode Island Port Authority and Economic Development Corp.,
  Airport Revenue 6.625%, 7/1/2024 (Insured; FSA)...........................                         4,250,000      4,634,753
Tennessee-.6%
Metropolitan Government, Nashville and Davidson County, Water and Sewer
Revenue,
  Refunding 5.20%, 1/1/2013 (Insured; FGIC).................................                         1,000,000      1,025,780
Texas-3.6%
Brazos River Authority, PCR, Refunding (Texas Utilities Electric Co. Project)
  6.625%, 6/1/2022 (Insured; FGIC)..........................................                         5,500,000      5,956,610
Brownsville Housing Finance Corp., SFMR (Mortgage-Multiple Originators and
Services)
  9.625%, 12/1/2011 (Insured; FGIC).........................................                           700,000        714,672
Virginia-8.9%
Prince William County Service Authority, Water and Sewer System Revenue,
Refunding
  4.75%, 7/1/2029 (Insured; FGIC)...........................................                         5,750,000      5,221,058
Richmond Metropolitan Authority, Expressway Revenue, Refunding
  5.25%, 7/15/2022 (Insured; FGIC)..........................................                         2,600,000      2,628,340

Dreyfus Insured Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                         April 30, 1998
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Virginia (continued)
Virginia Beach Development Authority, Hospital Facility Revenue
  (Virginia Beach General Hospital Project) 5.125%, 2/15/2018 (Insured; AMBAC)                  $    1,000,000 $      985,250
Virginia College Building Authority, Educational Facilities Revenue
  (Washington and Lee University) 5.25%, 1/1/2026 (Insured; MBIA)...........                         7,500,000      7,609,425
Washington-9.1%
King County, Sewer Revenue 6.125%, 1/1/2033 (Insured; MBIA).................                         5,000,000      5,353,750
Washington, MFMR:
  (Gilman Meadows Project) 7.40%, 1/1/2030 (Insured; FSA)...................                         3,000,000      3,304,770
  (Mallard Cove Project 1) 7.40%, 1/1/2030 (Insured; FSA)...................                           800,000        881,272
  (Mallard Cove Project 2) 7.40%, 1/1/2030 (Insured; FSA)...................                         2,700,000      2,974,292
Yakima-Tieton Irrigation District, Revenue, Refunding 6.20%, 6/1/2019 (Insured; FSA)                 4,000,000      4,316,480
West Virginia-1.6%
West Virginia, GO 6.50%, 11/1/2026 (Insured; FGIC)..........................                         2,600,000      3,032,380
                                                                                                                _____________
TOTAL INVESTMENTS (cost $176,066,258).......................................                                     $183,987,907
                                                                                                                =============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOR     Limited Obligation Revenue
BIGI          Bond Investors Guaranty Insurance                  MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GO            General Obligation                                 SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue

Summary of Combined Ratings (Unaudited)
Fitch (b)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       __________________         ____________________
AAA                                Aaa                            AAA                              100.0%
                                                                                                   ======
Notes to Statement of Investments:

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Fitch currently provides creditworthiness information for a limited number of investments.
(c) At April 30, 1998, 46.5% of the Fund's net assets are insured by MBIA and 29.2% are insured by FGIC.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                                                                              APRIL 30, 1998
                                                                                                   Cost             Value
                                                                                              _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments        $176,066,258      $183,987,907
                                 Interest receivable........................                                        3,583,153
                                 Receivable for shares of Common Stock subscribed                                     400,000
                                 Prepaid expenses...........................                                           17,735
                                                                                                                _____________
                                                                                                                  187,988,795
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       113,040
                                 Due to Distributor.........................                                            3,982
                                 Cash overdraft due to Custodian............                                        1,381,604
                                 Accrued expenses...........................                                           53,878
                                                                                                                _____________
                                                                                                                    1,552,504
                                                                                                                _____________
NET ASSETS..................................................................                                     $186,436,291
                                                                                                                =============
REPRESENTED BY:                  Paid-in capital............................                                     $180,372,072
                                 Accumulated net realized gain (loss) on investments                               (1,857,430)
                                 Accumulated net unrealized appreciation (depreciation)
                                      on investments-Note 4                                                         7,921,649
                                                                                                                _____________
NET ASSETS..................................................................                                     $186,436,291
                                                                                                                =============
SHARES OUTSTANDING
(300 million shares of $.01 par value Common Stock authorized)..............                                       10,429,818
NET ASSET VALUE, offering and redemption price per share -Note 3(d).........                                           $17.88
                                                                                                                      =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                            YEAR ENDED APRIL 30, 1998
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $10,965,379
EXPENSES:                        Management fee-Note 3(a)...................                   $  1,173,576
                                 Shareholder servicing costs-Note 3(b)......                        507,999
                                 Professional fees..........................                         60,681
                                 Registration fees..........................                         42,717
                                 Directors' fees and expenses-Note 3(c).....                         31,713
                                 Custodian fees.............................                         20,945
                                 Prospectus and shareholders' reports-Note 3(b)                      12,903
                                 Loan commitment fees-Note 2................                         1,859
                                 Miscellaneous..............................                         14,701
                                                                                               ____________
                                       Total Expenses.......................                      1,867,094
                                 Less-reduction in management fee due to
                                     undertakings-Note 3(a).................                       (203,521)
                                                                                               ____________
                                       Net Expenses.........................                                        1,663,573
                                                                                                                 ____________
INVESTMENT INCOME-NET.......................................................                                        9,301,806
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  3,232,483
                                 Net unrealized appreciation (depreciation) on investment         3,408,483
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        6,640,966
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $15,942,772
                                                                                                                 =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended      Year Ended
                                                                                             April 30, 1998   April 30, 1997
                                                                                            _______________   _______________
OPERATIONS:
  Investment income-net.....................................................                 $    9,301,806     $  10,391,823
  Net realized gain (loss) on investments...................................                      3,232,483          (996,175)
  Net unrealized appreciation (depreciation) on investments.................                      3,408,483         3,904,784
                                                                                            _______________   _______________
        Net Increase (Decrease) in Net Assets Resulting from Operations.....                     15,942,772        13,300,432
                                                                                            _______________   _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.....................................................                     (9,301,806)      (10,391,823)
  Net realized gain on investments..........................................                        --                 (9,422)
                                                                                            _______________   _______________
            Total Dividends.................................................                     (9,301,806)      (10,401,245)
                                                                                            _______________   _______________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.............................................                     72,586,101       200,295,864
  Dividends reinvested......................................................                      6,094,336         6,734,884
  Cost of shares redeemed...................................................                    (91,356,721)     (225,846,509)
                                                                                            _______________   _______________
        Increase (Decrease) in Net Assets from Capital Stock Transactions...                    (12,676,284)      (18,815,761)
                                                                                            _______________   _______________
            Total Increase (Decrease) in Net Assets.........................                     (6,035,318)      (15,916,574)
NET ASSETS:
  Beginning of Period.......................................................                    192,471,609       208,388,183
                                                                                            _______________   _______________
  End of Period.............................................................                   $186,436,291      $192,471,609
                                                                                            ===============   ===============
                                                                                                 Shares           Shares
                                                                                            _______________   _______________
CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................................                      4,071,401       11,560,758
  Shares issued for dividends reinvested....................................                        339,966           386,910
  Shares redeemed...........................................................                     (5,100,142)      (12,993,384)
                                                                                            _______________   _______________
        Net Increase (Decrease) in Shares Outstanding.......................                       (688,775)       (1,045,716)
                                                                                            ===============   ===============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended April 30,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1998      1997          1996      1995          1994
                                                               ______    ______        ______    ______        ______
    Net asset value, beginning of period.........              $17.31    $17.13        $17.25    $17.46        $19.23
                                                               ______    ______        ______    ______        ______
    Investment Operations:
    Investment income-net........................                 .85       .87           .91       .94          1.00
    Net realized and unrealized gain (loss)
      on investments.............................                 .57       .18          (.11)     (.21)        (1.06)
                                                               ______    ______        ______    ______        ______
    Total from Investment Operations.............                1.42      1.05           .80       .73          (.06)
                                                               ______    ______        ______    ______        ______
    Distributions:
    Dividends from investment income-net.........                (.85)     (.87)         (.92)     (.94)       (1.00)
    Dividends from net realized gain on investments               --         --            --        --          (.63)
    Dividends in excess of net realized gain
      on investments.............................                 --         --            --        --          (.08)
                                                               ______    ______        ______    ______        ______
    Total Distributions..........................                (.85)     (.87)         (.92)      (.94)        (1.71)
                                                               ______    ______        ______    ______        ______
    Net asset value, end of period...............              $17.88    $17.31        $17.13    $17.25        $17.46
                                                               ======    ======        ======    ======        ======
TOTAL INVESTMENT RETURN..........................                8.31%     6.24%         4.58%     4.36%         (.74%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .85%      .80%          .85%      .94%          .93%
    Ratio of net investment income
      to average net assets......................                4.76%     5.03%         5.14%     5.49%         5.25%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .10%      .17%          .09%       --            --
    Portfolio Turnover Rate......................               64.38%    93.39%        82.86%    41.19%        34.92%
    Net Assets, end of period (000's Omitted)....            $186,436  $192,472      $208,388  $220,398      $249,513

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:
    Dreyfus Insured Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,858,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1998. If not applied, $1,030,000 of the carryover expires in fiscal 2004, and $828,000 expires in fiscal 2005.

Dreyfus Insured Municipal Bond Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 2-Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.
NOTE 3-Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. However, the Manager had undertaken from May 1, 1997 through May 6, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets, and thereafter, through April 30, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .85 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $203,521 during the period ended April 30, 1998.
    (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended April 30, 1998, the Fund was charged $394,182 pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $82,899 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% less of such compensation.

Dreyfus Insured Municipal Bond Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
    (d) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemption through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended April 30, 1998, redemption fees amounted to $35,548.
NOTE 4-Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $120,483,116 and $122,241,602, respectively.
    At April 30, 1998, accumulated net unrealized appreciation on investments was $7,921,649, consisting of $8,734,356 gross unrealized appreciation and $812,707 gross unrealized depreciation.
    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Insured Municipal Bond Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Insured Municipal Bond Fund, Inc., including the statement of investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Insured Municipal Bond Fund, Inc. at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 3, 1998


DREYFUS INSURED MUNICIPAL BOND FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 1998 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS INSURED MUNICIPAL
BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            306AR984
[Dreyfus logo]
Registration Mark
Insured
Municipal
Bond Fund, Inc.
Annual Report
April 30, 1998